UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MIDD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 5, 2026, the Board of Directors (the “Board”) of The Middleby Corporation (the “Company”) appointed Glenn A. Eisenberg as a director of the Company. In connection with his appointment to the Board, Mr. Eisenberg has been appointed to serve as a member of the Nominating and Corporate Governance Committee of the Board.

Mr. Eisenberg will participate in the compensation arrangements for nonemployee members of the Board described in the Definitive Proxy Statement of the Company filed with the Securities and Exchange Commission on March 28, 2025, which currently consists of an annual cash retainer and an annual grant of restricted stock units.

There are no arrangements or understandings between Mr. Eisenberg and any other person pursuant to which Mr. Eisenberg. was selected as a director and Mr. Eisenberg is not a participant in any related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03	Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2026, the Board, in connection with the Board’s periodic review of corporate governance matters, adopted and approved an amendment and restatement of the Company’s Fourth Amended and Restated Bylaws (as so amended and restated, the “Fifth Amended and Restated By-Laws”), effective immediately, in order to (1) increase the upper limit of the Board’s size from eleven (11) to thirteen (13) directors and (2) update officer titles and executive officer positions.

The foregoing summary of the Fifth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Fifth Amended and Restated Bylaws of The Middleby Corporation.

99.1	Press Release, dated March 6, 2026, issued by The Middleby Corporation.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Date: March 6, 2026	By:	/s/ Bryan E. Mittelman
	Name	Bryan E. Mittelman
	Title:	Chief Financial Officer